THE LAZARD FUNDS, INC.
Lazard Bond Portfolio
Lazard High Yield Portfolio
Lazard Strategic Yield Portfolio
Lazard Mortgage Portfolio

Supplement to Prospectus dated May 1, 2002

The following are the principal persons who are primarily responsible for the day-to-day management of the assets of the indicated Portfolios. This information replaces any contrary information contained in the Prospectus.

Lazard Bond Portfolio--Steven Blitz (since November 2002)

Lazard High Yield Portfolio--Steven Blitz and J. William Charlton (since November 2002)

Lazard Strategic Yield Portfolio--Steven Blitz (since November 2002)

Lazard Mortgage Portfolio--Steven Blitz (since November 2002)

Steven Blitz. Mr. Blitz is Head of Global Fixed Income for the Investment Manager, which he joined in November 2002. Previously, he was a Chief Strategist and the Chief Economist with Offitbank.

J. William Charlton. Mr. Charlton is Head of U.S. High Yield Fixed Income for the Investment Manager, which he joined in November 2002. Previously, he was with Offitbank.

November 26, 2002